AMENDMENT NO. 2 TO LOAN AGREEMENT This Amendment No. 2 to Loan Agreement, dated as of August 22, 2019 (this “Amendment”), is among OCTAVIUS CORPORATION, a Delaware corporation (the “Borrower”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein have the definitions provided therefor in the Loan Agreement referenced below. W I T N E S S E T H: WHEREAS, the Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Loan Agreement, dated as of November 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”; the Loan Agreement, as amended by this Amendment, the “Amended Loan Agreement”); WHEREAS, pursuant to Section 9.02(f) of the Loan Agreement, the Administrative Agent may, with the consent of the Borrower only, amend the Loan Agreement to correct, amend, resolve or cure any ambiguity, omission, mistake, defect or consistency or correct any typographical error or other manifest error in the Loan Agreement; WHEREAS, pursuant to Section 6.01(v) of the Loan Agreement, the Borrower is permitted to incur Incremental Equivalent Debt in lieu of Incremental Term Loans, subject to certain terms and conditions set forth in the Loan Agreement; WHEREAS, consistent with the definition thereof set forth in the Loan Agreement, such Incremental Equivalent Debt was intended to be permitted to be secured; WHEREAS, Section 6.02 of the Loan Agreement mistakenly does not provide a separate Lien basket to secure Incremental Equivalent Debt; and WHEREAS, pursuant to and in accordance with Section 9.02(f) of the Loan Agreement, the Borrower and the Administrative Agent have agreed to amend the Loan Agreement as set forth in Section 1 of this Amendment to correct such mistake; NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows: 1. Amendment to the Loan Agreement. Effective as of the date of satisfaction of the condition precedent set forth in Section 2 below, the parties hereto agree to add the following new clause (v) in Section 6.02 (and to make any grammatical changes needed in connection therewith): (v) Liens securing Indebtedness permitted pursuant to Section 6.01(v). 2. Condition Precedent. The effectiveness of this Amendment is subject to the condition precedent that the Administrative Agent shall have received counterparts to this Amendment, duly executed by each of the Borrower and the Administrative Agent. US-DOCS\109979749.3

3. Representations and Warranties. To induce the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that: (a) This Amendment and the Loan Agreement as modified hereby constitute its legal, valid and binding obligations, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (b) As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing, and (ii) the representations and warranties of the Loan Parties set forth in the Loan Agreement are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (provided that any representation or warranty that is qualified by materiality, Material Adverse Effect or similar language was true and correct in all respects) as of such earlier date. 4. Reference to and Effect on the Loan Agreement. (a) Upon the effectiveness hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in any other Loan Document to the Loan Agreement (including, without limitation, by means of words like “thereunder,” “thereof,” and words of like import), shall mean and be a reference to the Loan Agreement as amended hereby, and this Amendment and the Loan Agreement shall be read together and construed as a single instrument referred to herein as the Amended Loan Agreement. (b) Except as expressly amended hereby, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed. (c) The liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Secured Obligations (and all filings with any Governmental Authority in connection therewith) are in all respects continuing and in full force and effect with respect to all Secured Obligations. (d) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. (e) This Amendment is a Loan Document under (and as defined in) the Loan Agreement. 5. Miscellaneous. (a) Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. (b) Headings. Section headings used herein are for convenience of reference only, are 2 not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. (c) Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. [Remainder of Page Intentionally Left Blank] 3